                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
  14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         FRONTIER NATIONAL CORPORATION
--------------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Certificate)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)Title of each class of securities to which transaction applies:

      -------------------------------------------------------------------------
    (2)Aggregate number of securities to which transaction applies:

      -------------------------------------------------------------------------
    (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------------------------------------------
    (4)Proposed maximum aggregate value of transaction:

      -------------------------------------------------------------------------
    (5)Total fee paid:

      -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)Amount Previously Paid:

      -------------------------------------------------------------------------
    (2)Form, Schedule or Registration Statement No.:

      -------------------------------------------------------------------------
    (3)Filing Party:

      -------------------------------------------------------------------------
    (4)Date Filed:

      -------------------------------------------------------------------------

Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

[LOGO]

FRONTIER
NATIONAL
CORPORATION

                                                                 April 24, 2002

To the Shareholders of
   FRONTIER NATIONAL CORPORATION

You are cordially invited to attend the Annual Meeting of Shareholders of Frontier National Corporation ("Frontier") at 3:00 p.m. Central Daylight Time on Tuesday, May 21, 2002, at StillWaters Resort & Conference Center, 161 Harbor Drive, Dadeville, Alabama.

   At the meeting you will be asked to:

  . Elect the board of directors to serve until the next annual meeting of shareholders.

  . Ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's independent accountants and auditors for fiscal year 2002; and

  . Transact such other business as may properly come before the meeting or any adjournment thereof.

We have enclosed a notice of annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement. Our Annual Report, although not a part of these proxy materials, is also included to provide information about our activities and performance during 2001.

It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings. Whether or not you plan to attend the meeting, it is important that you promptly complete, sign, date and return the enclosed form of proxy in the postage-paid envelope enclosed for that purpose. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from the voting upon your request.

       Very truly yours,
      /s/ Harry I. Brown                /s/ Steven R. Townson
       Harry I. Brown, Jr.                     Steven R. Townson
       Chairman of the
       Board                            Vice Chairman of the Board
                                               President and

                                        Chief Executive Officer

                         Frontier National Corporation
                               43 NORTH BROADWAY
                           SYLACAUGA, ALABAMA 35150

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                 MAY 21, 2002

   Notice is hereby given that the Annual Meeting of Shareholders of Frontier National Corporation, an Alabama corporation, will be held on May 21, 2002, at 3:00 p.m., Central Daylight Time, at StillWaters Resort & Conference Center, 161 Harbor Drive, Dadeville, Alabama 36853, for the following purposes:

   1. To elect the board of directors to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

   2. To ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's independent accountants and auditors for fiscal year 2002.

   3. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

   Only shareholders of record at the close of business on April 1, 2002 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                                           By Order of the Board of Directors,

                                             /s/ Fay R. Howell
                                           Fay R. Howell, Secretary

April 24, 2002

                            YOUR VOTE IS IMPORTANT

  WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE BALLOTING AND VOTE YOUR SHARES IN PERSON.

                         FRONTIER NATIONAL CORPORATION
                               43 NORTH BROADWAY
                           SYLACAUGA, ALABAMA 35150

                                PROXY STATEMENT

                      FOR ANNUAL MEETING OF SHAREHOLDERS

   Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about April 24, 2002. Our annual report is not a part of this proxy statement.

   Frontier is a multi-bank holding company for banks headquartered in Lanett and Sylacauga, Alabama; Frontier also maintains an acquisition company, Frontier Acquisition Corporation. During 1999, the names of Frontier's banks, Valley National Bank and First National--America's Bank, were both officially changed to Frontier National Bank.

                     INFORMATION ABOUT THE ANNUAL MEETING

When is the annual meeting?

   May 21, 2002, 3:00 p.m. Central Daylight Time.

Where will the annual meeting be held?

   StillWaters Resort & Conference Center, 161 Harbor Drive, Dadeville, Alabama 36853.

What items will be voted upon at the annual meeting?

   You will be voting upon the following matters:

    1. Election of Directors. To elect the board of directors to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

    2. Ratification of Auditors. To ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as our independent accountants and auditors for fiscal year 2002.

    3. Other Business. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

Who can vote?

   You are entitled to vote your common stock if our records show that you held your shares as of the close of business on April 1, 2002, the record date.

   Each shareholder is entitled to one vote for each share of common stock held on April 1, 2002. On that date, there were 3,440,005 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities. Our stockholders are not entitled to cumulative voting rights.

How do I vote by proxy?

   If you sign, date and return your proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of Frontier's auditors, you may vote "for" or "against" or you may "abstain" from voting.

   If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them "for" the election of the nominees for directors and "for" the ratification of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's auditors.

   The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

   You can change or revoke your proxy at any time before it is voted at the annual meeting by:

    1. submitting another proxy with a more recent date than that of the proxy first given; or

    2. attending the annual meeting and voting in person, although attendance by itself will not revoke a previously granted proxy; or

    3. sending written notice of revocation to our corporate secretary, Fay R. Howell, at Frontier National Corporation, 43 North Broadway, Sylacauga, Alabama 35150.

If I return my proxy can I still attend the annual meeting?

   You are encouraged to mark, sign and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope, so that your shares will be represented at the annual meeting. However, returning a proxy does not affect your right to attend the annual meeting and vote your shares in person.

How many votes are required?

   If a quorum is present at the annual meeting,

    . the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and

    . the ratification of the independent auditors and any other matters submitted to the shareholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

What constitutes a "quorum" for the meeting?

   A majority of the outstanding shares of common stock, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

Who pays for the solicitation of proxies?

   This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Frontier. We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of Frontier who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection. We have retained The Trust Company of Sterne, Agee & Leach, Inc. to assist in the solicitation for a fee of approximately $500 plus reasonable out-of-pocket expenses.

When are shareholders proposals for the 2003 annual meeting due?

   Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2003 must be received by Frontier's Secretary no later than December 23, 2002. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

   If a shareholder, rather than placing a proposal in our proxy as discussed above, commences his or her own proxy solicitation for the 2003 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify Frontier of such proposal at the address above by or before March 8, 2003. If notice is not received by this date, Frontier may exercise discretionary voting authority as to that matter under proxies solicited for the 2003 annual meeting.

--------------------------------------------------------------------------------
                      PROPOSAL 1.  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

   At the annual meeting, the board of directors will be elected to hold office for a term of one year or until their successors are elected and qualified. The board of directors currently consists of ten members. The following persons have been nominated to serve as directors for the following year: Wesley L. Bowden, Harry I. Brown, Jr., Harry I. Brown, Sr., Jerry L. Fielding, Charles M. Reeves, Jr., Steven E. Sprayberry, Raymond C. Styres, Steven R. Townson, Barry
D. Vaughn and Christopher N. Zodrow. Although the board of directors anticipates that the nominees will be available to serve as directors, if any nominee should be unable or unwilling to accept nomination or election as a director, the proxies may be voted with discretionary authority for a substitute designated by the board of directors.

   Director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting. Information about the individuals nominated as directors is provided below:

                           Director
Name of Director       Age  Since   Principal Occupation for Past 5 Years and Present Position with Frontier
----------------       --- -------- ------------------------------------------------------------------------
Wesley L. Bowden       66    1998     Bowden Oil Company, Inc.--Chairman, President & CEO, January
                                      1967 to present. Director

Harry I. Brown, Jr.    54    1998     Frontier National Corporation--Chairman, August 1998 to present;
                                      President & CEO, August 1998 to May 1999. First National
                                      Sylacauga Corporation--President & CEO, February 1998 to August
                                      1998; President & COO, February 1992 to August 1998

Harry I. Brown, Sr.    81    1998     Frontier National Bank-Sylacauga f/k/a First National-Sylacauga--
                                      Chairman, 1966 to present; CEO, 1966 to February 1998, First
                                      National Sylacauga Corporation--Chairman, November 1984 to
                                      August 1998; CEO, November 1984 to February 1998. Director

Jerry L. Fielding      55    2001     Presiding Judge for Twenty-Ninth Judicial Circuit, Circuit Court of
                                      Talladega County, Alabama, 1983 to present. Director

Charles M. Reeves, Jr. 77    1997     Frontier National Bank-Lanett f/k/a Valley National--Chairman,
                                      August 1998 to present. Valley National Corporation--Chairman,
                                      February 1997 to August 1998. Peach State Furniture, Inc., formerly known as Skinner--Vice-Chairman until August 1998. Director

                          Director
Name of Director      Age  Since   Principal Occupation for Past 5 Years and Present Position with Frontier
----------------      --- -------- ------------------------------------------------------------------------
Steven E. Sprayberry  50    1998     Frontier Financial Services, Inc., formerly known as Frontier
                                     Agency, Inc. d/b/a Wright & Sprayberry Insurance--President &
                                     CEO, November 1998 to present; Wright-Sprayberry, Inc.--co-owner until November 1998. Director

Raymond C. Styres     64    1998     Reiter Corporation--Regional Sales Manager, January 1993 to
                                     present. Director

Steven R. Townson     44    1997     Frontier National Corporation--Vice Chairman, President & CEO,
                                     May 1998 to present; Vice Chairman/President & COO, August 1998 to May 1999. Valley National Corporation--President & CEO,
                                     February 1997 to August 1998. Frontier National Bank-Sylacauga
                                     f/k/a First National--President & CEO, May 1999 to present. Frontier
                                     National Bank-Lanett f/k/a Valley National--President & CEO,
                                     August 1996 to present. BancAlabama, Inc. and BankAlabama--
                                     President & COO, and President & CEO, respectively, June 1995,
                                     August 1996.

Barry D. Vaughn       51    2001     Principal of Law Firm of Proctor and Vaughn, LLC since 1975;
                                     principal of P and V Realty, LLC since 2000; and Municipal Judge,
                                     City of Sylacauga, Alabama since 1978. Director

Christopher N. Zodrow 55    1998     West Point Stevens, Inc.--Vice President, Secretary and Assistant
                                     General Counsel, 1995 to present. Director

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

   The board of directors currently consists of Messrs. Bowden, Brown, Jr., Brown, Sr., Fielding, Reeves, Jr., Sprayberry, Styres, Townson, Vaughn and Zodrow. Mr. Reeves and Mr. Townson were charter members of the board of Valley National Corporation which was organized in 1997. Upon Valley National Corporation's merger with First National Sylacauga Corporation in 1998, the other directors became part of the board of Valley National Corporation, which was renamed Frontier National Corporation, with the exception of Messrs. Fielding and Vaughn, who were elected in 2001. Harry I. Brown, Sr. is the father of Harry I. Brown, Jr. There are no other family relationships among the members of our board of directors. None of our directors is a director of any other company that has a class of securities registered under the Securities Exchange Act of 1934.

   Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person's successor is chosen and qualified or until such person's death, resignation, or removal. In addition to Messrs. Brown, Jr., and Townson, each of whom is described above, the following is the other executive officer of Frontier.

Executive Officers   Age                  Principal Occupation for Past 5 Years
------------------   --- ------------------------------------------------------------------------
Benjamin B. McMillan 36  Frontier National Corporation--Vice President and Senior Credit Officer,
                         May 2000 to present. Frontier National Bank--Executive Vice President,
                         March 1999 to present. Union Planters Bank, N.A., Decatur, AL: Area
                         Lending Office, August 1996 to February, 1999. First Bank of the
                         Villages, Lady Lake, Florida--Senior Lending Officer, May 1995 to
                         August 1996.

                   INFORMATION ABOUT THE BOARD OF DIRECTORS

Role of the Board

   Pursuant to Alabama law, our business, property and affairs are managed under the direction of our board of directors. The board of directors has responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in day-to-day operations. Members of the board of directors keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2001 Board Meetings

   During 2001 our board of directors held 12 meetings. All of our board members attended at least 75% of our board and committee meetings.

Board Committees

   The Board has an audit committee and a compensation committee.

    . The audit committee, consisting of Messrs. Fielding, Reeves, Jr., Vaughn and Zodrow, is responsible for the review and evaluation of our internal controls and accounting procedures. It also periodically reviews audit reports with our independent auditors and recommends the annual appointment of auditors. The audit committee met four times during 2001.

    . The compensation committee is composed of Messrs. Brown, Sr., Reeves, Jr., Styres and Vaughn. The compensation committee establishes salary and compensation guidelines for our employees and sets executive compensation. The compensation committee met one time during 2001.

Director Compensation

   During 2001 each director received a fee of $1,000 for each board meeting he attended and $350 for each committee meeting he attended.

--------------------------------------------------------------------------------
     PROPOSAL 2.  RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX,
    VISE & MORGAN, P.C. AS FRONTIER'S INDEPENDENT ACCOUNTANTS AND AUDITORS
                               FOR FISCAL 2002.
--------------------------------------------------------------------------------

   The board of directors has confirmed the appointment by the audit committee of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's independent accountants and auditors for fiscal 2002. Schauer, Taylor, Cox, Vise & Morgan, P.C. served as independent accountants and auditors of Frontier since 1998. Representatives of the firm will be present at the annual meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

   The affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the annual meeting and entitled to vote is required to ratify the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's independent accountants and auditors for fiscal year 2002.

   THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX, VISE & MORGAN, P.C. AS FRONTIER'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2002.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Certain directors and executive officers of Frontier, and certain associates and members of the immediate family of these individuals, were customers of, and had loan transactions with, Frontier and its subsidiaries in the ordinary course of business during 2001. In our opinion, all such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions of other persons and corporations and did not involve more than the normal risk of collectability or present other unfavorable features. Transactions of a similar nature will, in all probability, occur in the future in the ordinary course of business.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires our executive officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission, as well as to furnish us with a copy of such report. Additionally, SEC regulations require us to identify in our proxy statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. During 2001, to our knowledge, all directors and/or executive officers of Frontier made timely filings of all required forms.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                        CHANGE IN CONTROL ARRANGEMENTS

   Harry I. Brown, Jr. and Steven R. Townson entered into employment agreements with Frontier after the merger of First National Sylacauga Corporation and Valley National Corporation. Mr. Brown's current agreement is for him to serve as Chairman of our board of directors. Mr. Townson's agreement is for him to serve as Vice-Chairman of the Board, President, and Chief Executive Officer of Frontier and President and Chief Executive Officer of both banks. Mr. Brown's current annual salary is $131,000 while Mr. Townson's salary is $200,000. Both agreements are for five (5) years, and are automatically extended each year by one (1) additional year unless one hundred twenty (120) days prior to each year-end our board of directors gives notice that the agreement will not be extended. Upon a "change of control" as defined in the agreements, in addition to any remaining payments due under the agreements, Mr. Brown and Mr. Townson may be eligible for an additional payment equal to the present value of 2.99 times their average annual compensation payable under the agreement for the most recent five (5) taxable years ending before the "change of control."

   Finally, as additional compensation at the time of the merger in 1998, both Mr. Brown and Mr. Townson received options to purchase 75,000 shares of Class A Common Stock at $6.67 per share for a period of ten (10) years. Mr. Brown exercised 15,000 shares of his options in 1998 and exercised 5,000 shares in 2001.

   In addition, Mr. Brown and Mr. Townson have salary continuation agreements which provide for certain payments upon death or retirement. The board of directors has decided to reduce the amounts payable under these plans. Both agreements include vesting schedules that provide payment of the benefit amount upon the officer's retirement if the officer remains employed until he is fully vested. With regard to Mr. Brown, the new agreement will provide for 15 annual payments of up to $175,000 upon retirement. With regard to Mr. Townson, the new agreement will provide for 15 annual payments of up to $275,000 upon retirement.

                       SUMMARY OF EXECUTIVE COMPENSATION

   The following table sets forth the total amount of compensation paid by Frontier to or for the account of Harry I. Brown, Jr., our Chairman, Benjamin
B. McMillan, Vice President and Senior Credit Officer, Steven E. Sprayberry, President of our subsidiary Frontier Financial Services, Inc., and Steven R. Townson, our President and CEO, for the fiscal years ended December 31, 2001, 2000 and 1999 (no other executive officers of Frontier received annual compensation in excess of $100,000):

                                                                                Long-Term
                                             Annual Compensation              Compensation
                                    ------------------------------------- ---------------------
                                                           Other Annual   Securities Underlying    All Other
Name and Principal Position    Year Salary ($) Bonus ($) Compensation ($)   Option Awards (#)   Compensation ($)
---------------------------    ---- ---------- --------- ---------------- --------------------- ----------------
Harry L. Brown, Jr............ 2001  131,273         0       2,588(1)                 0            38,666(2)
  Chairman of the Board        2000  131,273         0       3,933(1)             7,000             1,502(6)
                               1999  135,037         0      11,033(1)                 0            33,367(2)
                                                                                                   16,500(2)

Benjamin B. McMillan.......... 2001   89,115     7,500       4,895(1)                 0            20,750(5)
  Vice President & Senior      2000   78,148     2,500       2,928(1)             2,500             5,278(5)
  Credit Officer               1999   53,855       100       5,500(1)                 0                    0

Steven E. Sprayberry.......... 2001   99,500         0         662(1)                 0            11,025(2)
  President, Frontier          2000   97,385         0       1,351(1)             7,000            15,526(2)
  Financial Services, Inc.     1999   95,323         0       2,142(1)                 0            16,500(2)

Steven R. Townson............. 2001  170,000    15,000       1,165(1)                 0            40,059(2)
  Vice-Chairman, President &   2000  161,605    10,000              0            20,000            36,486(2)
   CEO                         1999  133,577    10,000              0                 0            15,825(2)

--------
(1) Automobile allowance and club dues
(2) Director fees and KSOP contribution
(3) Automobile allowance
(4) Director fee
(5) Fees from services on the Bank's committees and KSOP contribution
(6) Membership Dues

                      OPTIONS GRANTED IN LAST FISCAL YEAR

   No options were granted to any executive officers in 2001.

                      AGGREGATE OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

   The following table provides information with respect to options exercised by executive officers in 2001.

                                          Number Of Securities
                     Number              Underlying Unexercised     Value Of Unexercised
                    of Shares  Value        Options At Fiscal       In-The-Money Options
                    Acquired  Realized        Year-End (#)         At Fiscal Year-End ($)
                       On       Upon    ------------------------- ----------------------
Name                Exercise  Exercise  Exercisable Unexercisable Exercisable Unexercisable
----                --------- --------- ----------- ------------- ----------- -------------
Harry I. Brown, Jr.   5,000   25,450(1)   55,000            0     293,700(2)          0
                                             700        2,800       1,313(3)      5,250(3)
                                             700        2,800       1,838(4)      7,350(4)

--------
(1) Based on the closing price of our common stock on December 20, 2001 of $11.75 per share and an exercise price of $6.67 per share.
(2) Based on the closing price of our common stock on December 31, 2001 of $12.00 per share and an exercise price of $6.67 per share.
(3) Based on the closing price of our common stock on December 31, 2001 of $12.00 per share and an exercise price of $10.125 per share.
(4) Based on the closing price of our common stock on December 31, 2001 of $12.00 per share and an exercise price of $9.375 per share.

                     REPORT OF THE COMPENSATION COMMITTEE

   The compensation committee met once during 2001 to determine executive officers' salaries. Based on Mr. Townson's responsibilities at both banks and the holding company his salary was raised $30,000 to $200,000, effective January 2, 2002. The compensation committee kept Mr. Brown's salary the same. The compensation of Messrs. McMillan and Sprayberry is decided by the board of directors of Frontier's subsidiaries. The compensation committee does not use any formal policy or standard in making its decisions on compensation.

                                          Compensation Committee

                                          Harry I. Brown, Sr.
                                          Charles M. Reeves, Jr.
                                          Raymond C. Styres
                                          Barry D. Vaughn

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The compensation committee consists of Messrs. Brown, Sr., Reeves, Jr., Styres and Vaughn. No member of the compensation committee is a current officer or employee of Frontier. Mr. Brown, Sr. is Chairman of Frontier National Bank-Sylacauga and is the father of Mr. Brown, Jr., who is Chairman of Frontier. None of our executive officers have served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors or compensation committee.

                        COMMON STOCK PERFORMANCE GRAPH

   The following graph shows the cumulative return since our common stock began trading on the NASD's Over-the-Counter Bulletin Board in October 1998 as compared to The Nasdaq National Market (US Companies) and Nasdaq Bank Stocks:






                             Total Return Analysis

                           10/6/98 12/31/98 12/31/99 12/31/00 12/31/01
                           ------- -------- -------- -------- --------
         Frontier National $100.00 $ 95.65  $104.35  $ 81.52  $ 78.26
         Nasdaq Banks..... $100.00 $115.55  $108.85  $124.82  $137.40
         Nasdaq Composite. $100.00 $145.26  $270.36  $164.14  $198.70

       Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from BRIDGE Information Systems, Inc.

                            PRINCIPAL SHAREHOLDERS

   The following table reflects the number of shares of our common stock beneficially owned by (1) each of our directors and nominees for director, (2) certain executive officers who are not directors, (3) all persons who beneficially own 5% or more of our common stock, and (4) our directors, nominees, and executive officers as a group as of March 21, 2002. There has been no change in control of Frontier since the beginning of 2001 and we are not aware of any arrangement, the operation of which would at a subsequent date result in a change in control.

                                                                                Percent of Total
                                                        Amount and Nature of      Common Stock
Name of Beneficial Owner(1)                          Beneficial Ownership(#)(2) Outstanding(%)(3)
---------------------------                          -------------------------- -----------------
Wesley L. Bowden, Director..........................            26,069(4)                 *
Harry I. Brown, Jr., Director and Executive Officer.            99,424(5)              2.89
Harry I. Brown, Sr., Director.......................           317,785(6)              9.23
Jerry L. Fielding, Director.........................             6,911(7)                 *
Benjamin B. McMillan, Executive Officer.............            19,591(8)                 *
Charles M. Reeves, Jr., Director....................           937,623(9)             27.26
Steven E. Sprayberry, Director......................            23,640(10)                *
Raymond C. Styres, Director.........................            13,164(11)                *
Steven R. Townson, Director and Executive Officer...           153,511(12)             4.46
Barry D. Vaughn, Director...........................            10,384(13)                *
Christopher N. Zodrow, Director.....................            27,882(14)                *
Directors/Nominees and Executive Officers as a Group
  (11 Persons)......................................         1,635,984                47.56

--------
*  Represents less than one percent.
(1)The address of each of the following shareholders is c/o Frontier National Corporation, 43 North Broadway, Sylacauga, Alabama 35150.
(2)The number of shares of common stock reflected are shares that, under applicable regulations of the Securities and Exchange Commission, are deemed to be beneficially owned. Under the rules of the Securities and Exchange Commission, a person is deemed to beneficially own a security if the person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to beneficially own any shares to which that person has the right to acquire beneficial ownership within 60 days. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage of class of the person holding such options that are not deemed outstanding for computing the percentage of class for any other person. The total number of shares beneficially owned is divided, where applicable, into two categories: shares as to which voting/investment power is held solely, and shares as to which voting/investment power is shared.
(3)Based upon 3,440,005 shares of common stock issued and outstanding as of March 28, 2002.
(4)Includes 1,500 shares held by Mr. Bowden as custodian for his grandchildren over which Mr. Bowden has sole voting and dispositive power and non-qualified stock options to purchase 5,000 shares under Frontier's statutory/non-statutory stock option plan.
(5)Includes 1,665 shares held by Mr. Brown as custodian for his son, 10,325 shares held by The Harry Brown Foundation, Inc., over which Mr. Brown has sole voting and dispositive power, incentive stock options to purchase 57,100 shares under Frontier's statutory/non-statutory stock option plan, 3,499 vested shares held in the Frontier KSOP plan, and 675 shares in an individual retirement account by Mr. Brown's wife.
(6)Includes non-qualified stock options to purchase 5,000 shares under Frontier's statutory/non-statutory stock option plan; and 310,285 shares are held by Harry I. Brown, Sr. Family, LLC, in which Mr. Brown has sole voting and dispostitive power.

(7)Includes non-qualified stock options to purchase 2,000 shares under Frontier's statutory/non-statutory stock option plan.
(8)Includes 10,000 shares held by the Benjamin B. McMillan Living Trust, in which Mr. McMillan has sole and dispositive power, 5,422 shares owned jointly by Mr. McMillan and his wife under a dividend reinvestment plan held by Sterne, Agee & Leach, Inc., 1,769 vested shares held in the Frontier KSOP Plan and a qualified stock option to purchase 2,400 shares under Frontier's statutory/non-statutory stock option plan.
(9)Includes 845,854 shares controlled through the CM/FS Reeves Investments, LP, and non-statutory options to purchase 5,000 shares under Frontier's statutory/non-statutory stock option plan. Mr. Reeves' shares are, subject to regulatory approval, subject to a voting agreement between Mr. Townson and CM/FS Reeves Investments, LP, dated August 1998, which requires Mr. Townson and the LP to vote their shares together.
(10)These shares do not include 18,501 shares owned by Mr. Sprayberry's wife over which Mr. Sprayberry has no voting or investment power and as to which he disclaims beneficial ownership. Includes 3,113 vested shares held in the Frontier KSOP Plan and incentive stock options to purchase 2,100 shares under Frontier's statutory/non-statutory stock option plan.
(11)Includes non-statutory stock options to purchase 5,000 shares under Frontier's statutory/non-statutory stock option plan.
(12)All of Mr. Townson's shares are, subject to regulatory approval, subject to a voting agreement between Mr. Townson and CM/FS Reeves Investments, LP dated August 1998, which require Mr. Townson and the LP to vote their shares together. This total also includes options to purchase 81,000 shares which are also subject to the voting agreement and 3,926 vested shares held in the Frontier KSOP plan.
(13)Includes non-statutory stock options to purchase 2,000 shares under Frontier's statutory/non-statutory stock option plan.
(14)Includes 5,480 shares owned by Mr. Zodrow's wife, 1,922 shares owned by Mr. Zodrow's children and a non-statutory stock option to purchase 5,000 shares under Frontier's statutory/non-statutory stock option plan.

                            AUDIT COMMITTEE REPORT

   The Audit Committee consists of Messrs. Fielding, Reeves, Jr., Vaughn and Zodrow. During 2001 the Audit Committee held four meetings. Each member meets the independence standards required by the New York Stock Exchange. The Committee operates in accordance with its written charter, which was adopted by the Board of Directors and which was included in last year's proxy statement.

   The Audit Committee oversees Frontier's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Frontier's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and Frontier, including the matters in the written disclosures required by the Independence Standards Board.

   The Audit Committee discussed with Frontier's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Frontier's internal controls, and the overall quality of Frontier's financial reporting.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of Frontier's independent accountants and auditors.

                                          Audit Committee

                                          Christopher N. Zodrow, Chairman
                                          Jerry L. Fielding
                                          Charles M. Reeves, Jr.
                                          Barry D. Vaughn

                                  AUDIT FEES

   For services rendered in 2001 by Schauer, Taylor, Cox, Vise & Morgan, P.C., our principal independent accountants and auditors, we incurred the following fees:

    . Audit Fees (for the audit of the 2001 financial statements and review of our quarterly financial statements): $69,931.

    .  Financial Information Systems Design and Implementation Fees: $ -0-.

    . All Other Fees (consisting primarily of tax services and general consultancy): $187,967.

                                 OTHER MATTERS

   The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                                           BY ORDER OF THE BOARD OF DIRECTORS,
                                              /s/ Fay R. Howell
                                           Fay R. Howell, Secretary

Sylacauga, Alabama
April 24, 2002

                                     PROXY
                         Frontier National Corporation
                               43 North Broadway
                           Sylacauga, Alabama 35150
                                (256) 249-0341
                        ANNUAL MEETING OF SHAREHOLDERS
                                 May 21, 2002

(1) As to the election of the board of directors listed in the Proxy Statement delivered in connection with the Annual Meeting:
   [_]  FOR all nominees listed below   [_]  WITHHOLD AUTHORITY to vote for all
   nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)
Wesley L. Bowden, Harry I. Brown, Jr., Harry I. Brown, Sr., Jerry L. Fielding, Charles M. Reeves, Jr., Steven E. Sprayberry, Raymond C. Styres, Steven R. Townson, Barry D. Vaughn, Christopher N. Zodrow

(2) As to the ratification of the appointment of Schauer, Taylor, Cox, Vise & Morgan, P.C. as Frontier's independent accountants and auditors for fiscal 2002.
   [_]  FOR                    [_]  AGAINST                      [_]  ABSTAIN

(3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                           (continued on other side)

PLEASE SIGN BELOW AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
THIS IS THE ONLY DOCUMENT YOU NEED TO RETURN AT THIS TIME.
The undersigned hereby appoints Harry I. Brown, Jr. or Steven R. Townson as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Frontier National Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at StillWaters Resort & Conference Center, 161 Harbor Drive, Dadeville, Alabama 36853, on Tuesday, May 21, 2002, at 3:00 p.m. Central Daylight Time, or any adjournment thereof.
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for proposals 1 and 2.

                                                         Date: ________________

                                                         ______________________
                                                         Signature of
                                                         Shareholder(s)

                                                         Date:_______________

                                                         ______________________
                                                         Signature of
                                                         Shareholder(s)
PLEASE SIGN AND RETURN PROMPTLY IN THE SELF-ADDRESSED ENVELOPE.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.